Supplement, dated May 18, 2006, to the
     Statements of Additional Information, each dated February 1, 2006, for Seligman Municipal Fund Series, Inc., Seligman Municipal Series Trust,
                  Seligman New Jersey Municipal Fund, Inc., and
                   Seligman Pennsylvania Municipal Fund Series
                               (each, a "Series")

The following is added after the information contained under the heading "Investment Strategies and Risks -- Variable and Floating Rate Securities" in each Series' Statement of Additional Information:

Tender Option Bonds. Tender Option Bonds are securities that are similar to variable rate demand obligations. Tender Options Bonds are tax-exempt obligations in the form of custodial receipts that are issued by a trust based on underlying collateral of a longer-term tax-exempt bond or bonds of a single issuer, less certain fees paid to the sponsor, usually a bank, broker-dealer or other financial institution. Tender Option Bonds are variable rate securities whose rates are reset periodically, linked to prevailing short-term interest rates. Tender Option Bonds incorporate a feature that permits the holder to tender them at par plus accrued interest at each rate-reset period, thereby effectively creating a demand obligation. Based on the tender option, the Fund will treat Tender Option Bonds as having a maturity shorter than the stated final maturity of the underlying bonds.

Risks associated with Tender Option Bonds include the risk that the holder of such instruments may not be considered the owner for federal income tax purposes and thus will not be permitted to treat any income derived from the Tender Option Bond as exempt from federal income taxes. Certain defaults or credit rating downgrades might impair the ability of the holder to tender these securities back to the trust or liquidity provider, with the result that the Tender Option Bonds could become illiquid.

A Fund will purchase Tender Option Bonds only where Seligman is satisfied that the credit risk of the underlying bonds is appropriate for the Fund and believes that the custody and tender option arrangements will not adversely affect the tax-exempt status of the securities. Based on the Tender Option Bond arrangements, Seligman expects to be able to value the securities at par, although the instrument will be monitored to assure that it is valued at fair value.